SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 21, 1999



                             WATKINS-JOHNSON COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        CALIFORNIA                  1-5631                     94-1402710
--------------------------------------------------------------------------------
 (State of Organization)      (Commission Number)     (IRS Employer I.D. Number)



 3333 Hillview Avenue, Palo Alto, California                    94304-1223
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (650) 493-4141


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

         Watkins-Johnson Company ("WJ") completed the sale of its semiconductor equipment business ("Business") to Silicon Valley Group, Inc. "SVG") on July 6, 1999. More specifically, WJ sold to SVG the sole equity interest in a limited liability company to which WJ had contributed most of the domestic assets of the Business and also sold SVG the stock of five foreign subsidiaries that engage in the Business abroad. As part of the agreement, WJ sold its Scotts Valley, California facility to a financial institution that will lease the facility to SVG.

         The purchase price for this transaction was negotiated with SVG at arms' length. It consisted of a number of elements and is subject to adjustment based on figures for July 2, 1999 that are expected to be available by the end of WJ's third quarter. The purchase price was paid (and will be adjusted) in the form of:

         (a) cash paid to WJ; (b) the assumption by SVG of trade payables and accrued expenses and (c) relief from loan guarantees associated with the real estate and facility used by what had been WJ's semiconductor equipment business in Japan. If the measurement date for the purchase price figures had been March 26, 1999 (i.e., the end of WJ's first 1999 quarter), the purchase price would have consisted of $12 million cash payable to WJ, relief from loan guarantees of approximately $20 million of Japanese indebtedness and the assumption by SVG of approximately $21 million of WJ trade payables and accrued expenses.

         The agreement provided that WJ retains customer receivables associated with the Business. Those receivables totaled approximately $28 million as of the March 26, 1999 pro forma financial statement. Because SVG now employs the persons who worked with the Business' customers, the agreement contractually obligates SVG to use its reasonable commercial efforts to collect those receivables on behalf of WJ after the closing.

         Prior to closing this transaction, the agreement required that WJ pay $3.05 million to an environmental consulting firm and an independent third party escrow holder in connection with WJ environmental monitoring and remediation obligations associated with the Scotts Valley facility. The $3.05 million will be used to perform those obligations and obtain a related insurance policy from a third party insurance company.

         WJ anticipates that, after the final purchase price is adjusted to July 2, 1999 and transaction expenses are deducted, this transaction will not result in a material gain or loss to WJ.

         As part of the SVG transaction, WJ made certain representations and warranties to SVG regarding the semiconductor equipment business and agreed to perform certain covenants after the closing. To support those representations, warranties and covenants, SVG placed $3.45 million of the purchase price in an escrow with a third party escrow agent. If and to the extent the funds in the escrow account is not used to pay any claims SVG might assert during a nine-to-twelve-month post-closing claims period, the escrowed amount plus interest will be paid to WJ at a future date. The $3.45 million figure is not included in any of the figures set forth in the second paragraph of this Item 2.

         This Item 2 is qualified in its entirety by reference to the agreements identified in Part (c) of Item 7 of this Form 8-K. Those agreements are filed as exhibits to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements of the Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.
         (1)      Unaudited  Pro  Forma  Consolidated   Condensed  Statement  of
                  Operations for the three-month period ended March 26, 1999.

         (2)      Audited  Pro  Forma   Consolidated   Condensed   Statement  of
                  Operations for the year ended December 31, 1998.

         (3) Unaudited Pro Forma Consolidated Condensed Balance Sheet as of March 25, 1999.


(c)      Exhibits.

         99.1 Securities Purchase Agreement between Silicon Valley Group, Inc. and Watkins-Johnson Company dated as of April 30, 1999.

         99.2     Amendment No. 1 to the previous item dated as of July 2, 1999.

         99.3     Escrow   Agreement   among   Silicon   Valley   Group,   Inc.,
                  Watkins-Johnson   Company   and  U.S.   Bank  Trust   National
                  Association dated as of July 6, 1999.


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       WATKINS-JOHNSON COMPANY


                                       By /s/ W. Keith Kennedy, Jr.
                                          -------------------------
                                          W. Keith Kennedy, Jr.
                                                President

                             WATKINS-JOHNSON COMPANY
                          UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION


The following unaudited pro forma condensed consolidated balance sheet as of March 26, 1999 and the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1998 and three months ended March 26, 1999 give effect to the disposition of SEG. The pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and the related notes thereto of registrant contained in its 1998 Annual Report on Form 10-K and its Quarterly Report on Form 10-Q for the quarter ended March 26, 1999.

The pro forma information is presented for information purposes only and is not necessarily indicative of the results that would have been obtained had the disposition actually occurred on the dates assumed nor is it necessarily indicative of the future results of operations.

                                       WATKINS-JOHNSON COMPANY AND SUBSIDIARIES
                                           UNAUDITED PRO FORMA CONSOLIDATED
                                           CONDENSED STATEMENT OF OPERATIONS
                                    For the three month period ended March 26, 1999
                                                                            ---Pro forma Adjustments---
(Dollars in thousands, except per share               Company              (a) Less                 Other          Company Pro
amounts)                                           Historical                   SEG           Adjustments                Forma
---------------------------------------------------------------------------------------------------------------------------------
Sales                                         $       65,181        $       (30,518)      $                      $      34,663
---------------------------------------------------------------------------------------------------------------------------------

Costs and expenses:
         Cost of goods sold                           42,298                (19,231)                                    23,067
         Selling and administrative                   10,247                 (5,585)                                     4,662
         Research and development                      9,131                 (4,616)                                     4,515
---------------------------------------------------------------------------------------------------------------------------------
                                                      61,676                (29,432)                                    32,244
---------------------------------------------------------------------------------------------------------------------------------

Income from operations                                 3,505                 (1,086)                                     2,419
Interest and Other income (expense)--net                 720                    285                                      1,005
Interest (expense)                                      (263)                   143                                       (120)
---------------------------------------------------------------------------------------------------------------------------------

Income from operations before Federal and
    foreign income taxes                               3,962                   (658)                                     3,304
Federal and foreign income taxes                      (1,109)                   118             (b)    (83)             (1,074)
---------------------------------------------------------------------------------------------------------------------------------
Net income                                    $        2,853        $          (540)      $            (83)      $       2,230
=================================================================================================================================

Basic net income per share                    $         0.44        $         (0.08)      $          (0.02)      $        0.34

Basic average common shares                        6,558,000              6,558,000              6,558,000           6,558,000


Diluted net income per share                  $         0.43        $         (0.08)      $          (0.01)      $        0.34
Diluted average common shares                      6,645,000              6,645,000              6,645,000           6,645,000

Notes to Unaudited Pro Forma Consolidated Condensed Statement of Operations

(a)  To remove revenues and expenses of SEG operations.
(b) The SEG operating results reflect a provision for income taxes as if SEG was a separate taxpayer utilizing federal and state statutory tax rates. For pro forma purposes tax expense was recalculated on a pro forma basis for the company without SEG. Amounts reflect the adjustment arising from this with and without calculation.

                                       WATKINS-JOHNSON COMPANY AND SUBSIDIARIES
                                           UNAUDITED PRO FORMA CONSOLIDATED
                                           CONDENSED STATEMENT OF OPERATIONS
                                         For the year ended December 31, 1998
                                                                              ---Pro forma Adjustments---
(Dollars in thousands, except per share               Company               (a) Less                   Other          Company Pro
amounts)                                           Historical                    SEG             Adjustments                forma
---------------------------------------------------------------------------------------------------------------------------------
Sales                                        $     212,200          $     (96,981)        $                        $     115,219
---------------------------------------------------------------------------------------------------------------------------------

Costs and expenses:
     Cost of goods sold                            161,648                (80,328)                                        81,320
     Cost of goods sold-write
       down of discontinued
       products                                     17,119                (13,720)                                         3,399
     Selling and administrative                     50,965                (31,329)                                        19,636

     Restructuring charges                          27,290                (24,590)                                         2,700
     Research and                                   49,871                (28,010)                                        21,861
       development
---------------------------------------------------------------------------------------------------------------------------------
                                                   306,893               (177,977)                                       128,916
---------------------------------------------------------------------------------------------------------------------------------

 Loss from operations                              (94,693)                80,996                                        (13,697)
 Other income (expense):
     Interest Income                                 5,681                                                                 5,681
     Interest Expense                               (1,168)                   567                                           (601)
     Other income (expense)--net                     2,199                 (1,029)                                         1,170
     Gain on real property                          14,973                                                                14,973

Loss from continuing operations before
    Federal and foreign income taxes
                                                   (73,008)                80,534                                          7,526
Income tax benefits                                 23,800                (26,056)               b)  (190)                (2,446)


---------------------------------------------------------------------------------------------------------------------------------
Net income (loss)                            $     (49,208)         $      54,478         $          (190)         $       5,080
=================================================================================================================================

Basic net income per share                   $       (6.36)         $        7.04         $         (0.02)         $        0.66
Basic average common shares                      7,737,000              7,737,000               7,737,000              7,737,000

Diluted net income per share                 $       (6.26)         $        6.93         $         (0.02)         $        0.65
Diluted average common shares                    7,857,000              7,857,000               7,857,000              7,857,000

Notes to Unaudited Pro Forma Consolidated Condensed Statement of Operations

(a)  To remove revenues and expenses of SEG operations.
(b) The SEG operating results reflect a provision for income taxes as if SEG was a separate taxpayer utilizing federal and state statutory tax rates. For pro forma purposes tax expense was recalculated on a pro forma basis for the company without SEG. Amounts reflect the adjustment arising from this with and without calculation.

                                       WATKINS-JOHNSON COMPANY AND SUBSIDIARIES
                                           UNAUDITED PRO FORMA CONSOLIDATED
                                                CONDENSED BALANCE SHEET
                                                 As of March 26, 1999
                                                                                 ---Pro forma Adjustments---
(Dollars in thousands, except per share amounts)         Company              (a) Less                 Other             Company Pro
                                                      Historical                   SEG           Adjustments                   forma
------------------------------------------------------------------------------------------------------------------------------------
ASSETS

Current assets:
    Cash and equivalents                          $       15,395       $                     $    (b)  8,898         $       24,293
    Short-term investments                                40,014                                                             40,014
    Receivables                                           47,562               (27,582)                                      19,980
    Inventories                                           19,759               (10,315)                                       9,444
    Deferred income taxes                                 31,557               (19,925)                8,706                 20,338
    Other                                                 17,713                (2,299)           (c) 27,582                 42,996
------------------------------------------------------------------------------------------------------------------------------------
    Total current assets                                 172,000               (60,121)               45,186                157,065
------------------------------------------------------------------------------------------------------------------------------------

Property, plant, and equipment                           140,849               (71,439)                                      69,410
    Accumulated depreciation and amortization            (79,157)               34,075                                      (45,082)
------------------------------------------------------------------------------------------------------------------------------------
    Property, plant, and equipment--net                   61,692               (37,364)                                      24,328
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Other assets                                              10,714                   (12)                                      10,702
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Net assets of SEG operations                                                    43,112            (c)(43,112)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  $      244,406       $       (54,385)      $         2,074         $      192,095
====================================================================================================================================


LIABILITIES AND SHAREOWNERS' EQUITY

Current liabilities:
    Payables                                      $       16,200       $        (7,116)      $                       $        9,084
    Accrued liabilities                                   62,283               (23,814)           (c) (2,022)                40,543
                                                                                                  (d)  4,096
------------------------------------------------------------------------------------------------------------------------------------
    Total current liabilities                             78,483               (30,930)                2,074                 49,627
------------------------------------------------------------------------------------------------------------------------------------
Long-term obligations                                     31,901               (23,455)                                       8,446
------------------------------------------------------------------------------------------------------------------------------------

Shareowners' equity:
    Common stock                                          34,702                                                             34,702
    Retained earnings                                    101,138                                                            101,138
    Accumulated other comprehensive income (loss)         (1,818)                                                            (1,818)
------------------------------------------------------------------------------------------------------------------------------------
    Total shareowners' equity                            134,022                                                            134,022
------------------------------------------------------------------------------------------------------------------------------------
                                                  $      244,406       $       (54,385)      $         2,074         $      192,095
====================================================================================================================================

Notes to Unaudited Pro Forma Consolidated Condensed Balance Sheet

(a) To remove assets and liabilities of the SEG operations and reflect the net assets on the balance sheet as Net assets of SEG operations.
(b) To reflect estimated cash proceeds of $11,944 based on net assets of March 26, 1999 and reduced by $3,046 payment for environmental remediation package required as a condition for closing the transaction.
(c)  To reflect  net  assets of SEG sold and record the net assets and  payables
     and  long-term   obligations   retained  as  part  of  the  purchase  price
     consideration.
(d) To accrue anticipated costs in connection with the sale and discontinuing the business of SEG.

                                              EXHIBIT INDEX

                                                                                          Sequential
       Exhibit     Description                                                             Page No.
       -------     -----------                                                             --------

         99.1     Securities Purchase Agreement between Silicon Valley Group, Inc.           10
                  and Watkins-Johnson Company dated as of April 30, 1999.

         99.2     Amendment No. 1 to the previous item dated as of July 2, 1999.             78

         99.3     Escrow Agreement among Silicon Valley Group, Inc.,                         83
                  Watkins-Johnson Company and U.S. Bank Trust National Association
                  dated as of July 6, 1999.